CERTIFICATION PURSUANT TO SECTION 906

    CERTIFICATION PURSUANT TO 18 U.S.C. SECTIONS 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACTS OF 2002

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

In connection with the Annual Report of Silverado Financial, Inc, a Nevada corporation (the "Company"), on Form 10-KSB for the year ending December 31, 2003 as filed with the Securities and Exchange Commission (the "Report"), I, Robert P. Atwell, Chief Executive Officer of the Company, certify, pursuant to 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ John E. Hartman
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    John E. Hartman
    Chief Executive Officer
    April 11, 2005